UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2020

Cerus Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-21937	68-0262011
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Concord Avenue, Suite 600 Concord, California	94520
(Address of principal executive offices)	(Zip Code)

(925) 288-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CERS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On January 13, 2020, Cerus Corporation (the “Company” or “Cerus”) announced its preliminary product revenue results for the fourth quarter and fiscal year ended December 31, 2019. A copy of the Company’s press release, entitled “Cerus Corporation Announces Preliminary Product Revenue Results for Fourth Quarter and Full Year 2019 Product Revenue,” is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto.

Additionally, on January 28, 2020, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement (the “Preliminary Prospectus”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to its Registration Statement on Form S-3 (File No. 333-219727) filed with the SEC on August 4, 2017, amended on November 6, 2017 and December 29, 2017, and declared effective on January 8, 2018, in connection with a proposed public offering. In the Preliminary Prospectus, the Company disclosed that it expects to report that it had cash, cash equivalents and short-term investments of approximately $85.7 million as of December 31, 2019.

Such financial results as reported are preliminary, unaudited and subject to completion. The Company’s independent registered public accounting firm has not audited or performed any procedures with respect to these preliminary results and does not express an opinion or any other form of assurance with respect thereto. The Company’s financial closing procedures for the three months and year ended December 31, 2019 are not yet complete and, as a result, the final results upon completion of the closing procedures may vary from the preliminary estimates, and any such differences may be material. The Company’s total product revenue and cash, cash equivalents and short-term investments information presented herein should not be viewed as a substitute for full financial statements prepared in accordance with U.S. generally accepted accounting principles, and undue reliance should not be placed on these preliminary financial results.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release, dated January 13, 2020, entitled “Cerus Corporation Announces Preliminary Product Revenue Results for Fourth Quarter and Full Year 2019 Product Revenue.”

104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: January 28, 2020	By:	/s/ Kevin D. Green
Kevin D. Green
Vice President, Finance and Chief Financial Officer